EXHIBIT 99.3


OCWEN ASSET INVESTMENT CORP.
PRO FORMA FINANCIAL INFORMATION


                                      OCWEN ASSET INVESTMENT CORP.
                   UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                            AT JUNE 30, 1998
                                             (IN THOUSANDS)

                                                          HISTORICAL    PRO FORMA              TOTAL
                                                          COMPANY (1)  ADJUSTMENTS           PRO FORMA
                                                          -----------  -----------           ---------
                        ASSETS
Cash and amounts due from depository institutions .....   $  11,764    $       --            $  11,764
Interest bearing deposits .............................       1,337            --                1,337
Securities available for sale, at market value ........     415,933            --              415,933
Loan portfolio, net ...................................     183,535            --              183,535
Discount loan portfolio, net ..........................       8,512            --                8,512
Investment in real estate, net ........................     176,925        32,710 (2)          209,635
Principal and interest receivable .....................      13,158            --               13,158
Deposits on pending asset acquisitions ................         504            --                  504
Other assets ..........................................      10,382           153 (3)           10,535
                                                          ---------    ----------            ---------
                                                          $ 822,050    $   32,863            $ 854,913
                                                          =========    ==========            =========


                 LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
Securities sold under agreements to repurchase ........   $ 223,820    $       --            $ 223,820
Obligation outstanding under line of credit ...........     154,179         8,398 (2)          162,577
Obligation outstanding under lines of credit secured
   by real estate .....................................     115,236        24,123 (2)          139,359
Dividends and distributions payable ...................      10,179            --               10,179
Accrued expenses, payables and other liabilities ......      15,069           342 (4)           15,411
                                                          ---------    ----------            ---------
                                                            518,483        32,863              551,346
                                                          =========    ==========            =========

Minority interest .....................................      29,886            --               29,886 (5)

SHAREHOLDERS' EQUITY:
Preferred stock, $.01 par value; 25,000,000 shares
   Authorized; 0 shares issued and outstanding ........          --            --                   --
Common Stock, $.01 par value; 200,000,000 shares
   Authorized; 18,965,000 shares issued and
   outstanding ........................................         190            --                  190
Additional paid-in capital ............................     294,461            --              294,461
Distributions in excess of earnings ...................     (19,999)           --              (19,999)
Unrealized gain (loss) on securities available for sale          81            --                   81
Cumulative translation adjustment .....................      (1,052)           --               (1,052)
                                                          ---------    ----------            ---------
  Total shareholder's equity ..........................     273,681            --              273,681
                                                          ---------    ----------            ---------
                                                          $ 822,050    $   32,863            $ 854,913
                                                          =========    ==========            =========

                          OCWEN ASSET INVESTMENT CORP.
       UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                AT JUNE 30, 1998



 (1) All other acquisitions for which pro forma financial information is disclosed were acquired prior to June 30, 1998 and hence, are reflected in the Historical Company column.

 (2) Represents the purchase on July 22, 1998 of 841 Prudential Drive. The purchase of 841 Prudential Drive was funded by a $24.1 million loan from Salomon Brothers Realty Corp. at LIBOR plus 175 basis points (7.41 percent at July 22, 1998) and from $8.4 million of borrowings from other sources at 11.50 percent.

 (3) Represents $152,615 of deferred loan expense related to the $24.1 million loan from Salomon Brothers Realty Corp. related to the purchase of 841 Prudential Drive.

 (4)   Represents   $342,387  of  estimated  1998  real  estate  taxes  for  841
       Prudential Drive for the period of January 1, 1998 through June 30, 1998. The estimated taxes were calculated based on the 1997 tax assessment.

 (5) Minority interest at June 30, 1998 has not been adjusted for the historical income of the acquired properties or the pro forma adjustments reflected in the unaudited condensed pro forma consolidated statement of operations. For purposes of the pro forma financial information, properties are treated as if acquired at June 30, 1998.


                                          OCWEN ASSET INVESTMENT CORP.
                       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                FOR THE PERIOD MAY 14, 1997 TO DECEMBER 31, 1997
                                                 (IN THOUSANDS)

                                               Historical (1)
                                      -------------------------------     Other         Pro Forma       Total
                                      Company  Bush Street Prudential Acquisitions(2)  Adjustments(3) Pro Forma
                                      -------- ----------- ---------- --------------   -------------  ---------
Interest income ...................   $ 13,462    $     --   $     --    $     --       $     --       $ 13,462
Interest expense ..................         --          --         --          --          6,461          6,461
                                      --------    --------   --------    --------       --------       --------

NET INTEREST INCOME (EXPENSE)
  BEFORE PROVISION FOR LOAN LOSSES .     13,462          --         --          --         (6,461)         7,001

Provision for loan losses .........         --          --         --          --             --             --
                                      --------    --------   --------    --------       --------       --------

NET INTEREST INCOME (EXPENSE) AFTER
  PROVISION FOR LOAN LOSSES .......     13,462          --         --          --         (6,461)         7,001

Real estate-operating income ......      2,223       5,196         65       6,264          4,949         18,697

Real estate-operating expenses ....        728       1,936      2,992       2,996          2,432         11,084

                                      --------    --------   --------    --------       --------       --------
REAL ESTATE-OPERATING INCOME
  (EXPENSE), NET ..................      1,495       3,260     (2,927)      3,268          2,517          7,613

Other expenses ....................      3,155          --         --          --            995          4,150

(Loss) gain on securities held for
  trading .........................         --          --         --          --             --             --
                                      --------    --------   --------    --------       --------       --------

(LOSS) INCOME BEFORE MINORITY
  INTEREST ........................     11,802       3,260     (2,927)      3,268         (4,939)        10,464

Minority interest in net (income)
  loss of operating partnership....         (9)         --         --          --              1 (4)         (8)
                                      --------    --------   --------    --------       --------       --------

NET INCOME (LOSS) .................   $ 11,793    $  3,260   $ (2,927)   $  3,268       $ (4,938)      $ 10,456
                                      ========    ========   ========    ========       ========       ========

FUNDS FROM OPERATIONS                 $ 11,971                                                         $ 13,067
                                      ========                                                         ========

                          OCWEN ASSET INVESTMENT CORP.
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE PERIOD MAY 14, 1997 TO DECEMBER 31, 1997

(1) Historical results are based on the actual results of operations from May 14, 1997 through December 31, 1997.

(2)   The following table summarizes the "other acquisitions":

                                                              Purchase
                                          Acquisition           Price
     PROPERTY NAME                            Date           ($ in 000's)
                                         ---------------    -------------
     450 Sansome Street .............       9/23/97            $  17,200
     Cortez Plaza ...................       11/10/97              19,050
     Bayers Road Shopping Centre ....        4/9/98               16,311

(1) Pro forma adjustments include 221 Bush Street pro forma adjustments previously filed with the Commission on June 12, 1998 on Current Report on Form 8-K/A.

     Pro forma adjustments:

                                        Interest     Depreciation
                                        Expense         Expense    Other Expense
     PROPERTY NAME                   ($ in 000's)    ($ in 000's)   ($ in 000's)
                                     ------------    ------------  -------------
     450 Sansome Street ............  $      --       $      135    $      64
     Cortez Plaza ..................         --              258          101
     221 Bush Street ...............      4,697            1,300          626
     Bayers Road Shopping Centre ...         --              266           --
     841 Prudential Drive ..........      1,764              473          204
                                      ---------       ----------    ---------
         Total .....................  $   6,461       $    2,432    $     995
                                      =========       ==========    =========

     (a) Interest expense is based on the following assumptions:

         221 BUSH STREET
         Salomon Brothers Realty Corp. $75.0 million loan at LIBOR plus 175 basis points (7.44 percent at April 8, 1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $123,000 during a one-year period.

         841 PRUDENTIAL DRIVE
         Salomon Brothers Realty Corp. $24.1 million loan at LIBOR plus 175 basis points (7.41 percent at July 22, 1998) and from $8.6 million of borrowings from other sources at 11.50 percent. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $30,200 during a one-year period.

     (b) Depreciation expense is based on a 39 year useful life.

     (c) Other  expense  represents   management  fees  paid  to  Ocwen  Capital
         Corporation. This fee is calculated as .25 percent of invested assets per quarter.

(1) Minority interest in net (income) loss of the operating partnership, which includes historical results for Bush Street, 841 Prudential Drive, and the other acquisitions, as well as the pro forma adjustments, is calculated by using the weighted average minority interest percentage for the period May 14, 1997 through December 31, 1997.

(2) Prior to the acquisition by the company, 841 Prudential Drive was primarily owner occupied. For purposes of the pro forma, real estate operating income is based upon the annual rental income to be paid by the tenants subsequent to the acquisition date.


                                          OCWEN ASSET INVESTMENT CORP.
                       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                                 (IN THOUSANDS)

                                               Historical (1)
                                      -------------------------------     Other         Pro Forma       Total
                                      Company  Bush Street Prudential Acquisitions(2)  Adjustments(3) Pro Forma
                                      -------- ----------- ---------- --------------   -------------  ---------
Interest income ...................   $ 19,679    $     --   $     --    $     --        $     --      $ 19,679
Interest expense ..................      6,240          --         --          --           3,468         9,708
                                      --------    --------   --------    --------        --------      --------
NET INTEREST INCOME (EXPENSE)
 BEFORE PROVISION FOR LOAN LOSSES..     13,439          --         --          --          (3,468)        9,971
Provision for loan losses .........        206          --         --          --              --           206
                                      --------    --------   --------    --------        --------      --------
NET INTEREST INCOME (EXPENSE) AFTER
 PROVISION FOR LOAN LOSSES ........     13,233          --         --          --          (3,468)        9,765

Real estate-operating income ......      6,576       2,417         54       1,159           3,958 (5)    14,164

Real estate-operating expenses ....      6,028         741      2,220         668           1,057        10,714
                                      --------    --------   --------    --------        --------      --------
REAL ESTATE-OPERATING INCOME
 EXPENSE), NET ....................        548       1,676     (2,166)        491           2,901         3,450

Other expenses ....................      3,360          --         --          --             499         3,859

(Loss) gain on securities held for
 trading ..........................    (13,958)         --         --          --              --       (13,958)
                                      --------    --------   --------    --------        --------      --------

(LOSS) INCOME BEFORE MINORITY
 INTEREST .........................     (3,537)      1,676     (2,166)        491          (1,066)       (4,602)

Minority interest in net (income)
 loss of operating partnership ....       (321)         --         --          --              75 (4)      (246)
                                      --------    --------   --------    --------        --------      --------

NET INCOME (LOSS) .................   $ (3,858)   $  1,676   $ (2,166)   $    491        $   (991)     $ (4,848)
                                      ========    ========   ========    ========        ========      ========

FUNDS FROM OPERATIONS                 $ 11,163                                                         $ 11,230
                                      ========                                                         ========

                          OCWEN ASSET INVESTMENT CORP.
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

(1) Historical results are based on the actual results of operations for the six months ended June 30, 1998.

(2)   The following table summarizes the "other acquisitions":

                                                                    Purchase
                                               Acquisition           Price
     PROPERTY NAME                                 Date           ($ in 000's)
                                              -------------        ----------
     450 Sansome Street ..................       9/23/97            $  17,200
     Cortez Plaza ........................       11/10/97              19,050
     Bayers Road Shopping Centre .........        4/9/98               16,311

(1) Pro forma adjustments include 221 Bush Street pro forma adjustments previously filed with the Commission on June 12, 1998 on Current Report on Form 8-K/A.

     Pro forma adjustments:

                                        Interest     Depreciation
                                        Expense         Expense    Other Expense
     PROPERTY NAME                   ($ in 000's)    ($ in 000's)   ($ in 000's)
                                     ------------    ------------  -------------
     450 Sansome Street ............  $      --       $       --    $      --
     Cortez Plaza ..................         --               --           --
     221 Bush Street ...............      2,067              564          271
     Bayers Road Shopping Centre ...         --              114           64
     841 Prudential Drive ..........      1,401              379          164
                                      ---------       ----------    ---------
         Total .....................  $   3,468       $    1,057    $     499
                                      =========       ==========    =========

     (a)  Interest expense is based on the following assumptions:

         221 BUSH STREET
         Salomon Brothers Realty Corp. $75.0 million loan at LIBOR plus 175 basis points (7.44 percent at April 8, 1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $123,000 during a one-year period.

         841 PRUDENTIAL DRIVE
         Salomon Brothers Realty Corp. $24.1 million loan at LIBOR plus 175 basis points (7.41 percent at July 22, 1998) and from $8.6 million of borrowings from other sources at 11.50 percent. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $30,200 during a one-year period.

     (b)  Depreciation expense is based on a 39 year useful life.

     (c) Other  expense  represents   management  fees  paid  to  Ocwen  Capital
         Corporation. This fee is calculated as .25 percent of invested assets per quarter.

(1) Minority interest in net (income) loss of the operating partnership, which includes historical results for 221 Bush Street, 841 Prudential Drive, and the other acquisitions, as well as the pro forma adjustments, is calculated by using the weighted average minority interest percentage for the period January 1, 1998 through June 30, 1998.

(2) Prior to the acquisition by the company, 841 Prudential Drive was primarily owner occupied. For purposes of the pro forma, real estate operating income is based upon the annual rental income to be paid by the tenants subsequent to the acquisition date.


                                            OCWEN ASSET INVESTMENT CORP.
                        UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                    FOR THE PERIOD JULY 1, 1997 TO JUNE 30, 1998
                                                   (IN THOUSANDS)


                                               Historical (1)
                                      -------------------------------     Other         Pro Forma       Total
                                      Company  Bush Street Prudential Acquisitions(2)  Adjustments(3) Pro Forma
                                      -------- ----------- ---------- --------------   -------------  ---------
Interest income ...................   $ 30,658    $     --   $     --    $     --        $     --      $ 30,658
Interest expense ..................      6,240          --         --          --           8,609        14,849
                                      --------    --------   --------    --------        --------      --------

NET INTEREST INCOME (EXPENSE)
  BEFORE PROVISION FOR LOAN LOSSES.     24,418          --         --          --          (8,609)       15,809
Provision for loan losses .........        206          --         --          --              --           206
                                      --------    --------   --------    --------        --------      --------

NET INTEREST INCOME (EXPENSE) AFTER
  PROVISION FOR LOAN LOSSES .......     24,212          --         --          --          (8,609)       15,603

Real estate-operating income ......      8,799       6,602        108       5,443           7,919 (5)    28,871

Real estate-operating expenses ....      6,756       2,280      4,688       2,817           3,017        19,558
                                      --------    --------   --------    --------        --------      --------
REAL ESTATE-OPERATING INCOME
  (EXPENSE), NET ..................      2,043       4,322     (4,580)      2,626           4,902         9,313

Other expenses ....................      6,092          --         --          --           1,399         7,491

(Loss) gain on securities held for
  trading ........................     (13,958)         --         --          --              --       (13,958)
                                      --------    --------   --------    --------        --------      --------

(LOSS) INCOME BEFORE MINORITY
  INTEREST ........................      6,205       4,322     (4,580)      2,626          (5,106)       (3,467)

Minority interest in net (income)
  loss of operating partnership ...       (330)         --         --          --              66 (4)      (264)
                                      --------    --------   --------    --------        --------      --------

NET INCOME (LOSS) .................   $  5,875    $  4,322   $ (4,580)   $  2,626        $ (5,040)     $  3,203
                                      ========    ========   ========    ========        ========      ========

FUNDS FROM OPERATIONS                 $ 21,075                                                         $ 21,375
                                      ========                                                         ========

                          OCWEN ASSET INVESTMENT CORP.
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE PERIOD JULY 1, 1997 TO JUNE 30, 1998

(1) Historical results are based on the actual results of operations for the twelve month period from July 1, 1998 through June 30, 1998.

(2)   The following table summarizes the "other acquisitions":

                                               Acquisition        Purchase Price
      PROPERTY NAME                               Date             ($ in 000's)
                                           -----------------   ----------------
      450 Sansome Street .............           9/23/97           $     17,200
      Cortez Plaza ...................           11/10/97                19,050
      Bayers Road Shopping Centre ....            4/9/98                 16,311

(3) Pro forma adjustments include 221 Bush Street pro forma adjustments previously filed with the Commission on June 12, 1998 on Current Report on Form 8-K/A.

      Pro forma adjustments:

                                       Interest     Depreciation
                                       Expense         Expense    Other Expense
      PROPERTY NAME                  ($ in 000's)    ($ in 000's)   ($ in 000's)
                                    ------------    ------------  -------------
      450 Sansome Street ...........  $      --       $      113    $      54
      Cortez Plaza .................         --              172           67
      221 Bush Street ..............      5,806            1,648          772
      Bayers Road Shopping Centre ..         --              326          179
      841 Prudential Drive .........      2,803              758          327
                                      ---------       ----------    ---------
          Total ....................  $   8,609       $    3,017    $   1,399
                                      =========       ==========    =========

    (a)  Interest expense is based on the following assumptions:

         221 BUSH STREET
         Salomon Brothers Realty Corp. $75.0 million loan at LIBOR plus 175 basis points (7.44 percent at April 8, 1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $123,000 during a one-year period.

         841 PRUDENTIAL DRIVE
         Salomon Brothers Realty Corp. $24.1 million loan at LIBOR plus 175 basis points (7.41 percent at July 22, 1998) and $8.6 million of borrowings from other sources at 11.50 percent. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $30,200 during a one-year period.

     (b)  Depreciation expense is based on a 39 year useful life.

     (c) Other  expense  represents   management  fees  paid  to  Ocwen  Capital
         Corporation. This fee is calculated as .25 percent of invested assets per quarter.

(4) Minority interest in net (income) loss of the operating partnership, which includes historical results for 221 Bush Street, 841 Prudential Drive, and the other acquisitions, as well as the pro forma adjustments, is calculated by using the weighted average minority interest percentage for the period July 1, 1997 through June 30, 1998.

(5) Prior to the acquisition by the company, 841 Prudential Drive was primarily owner occupied. For purposes of the pro forma, real estate operating income is based upon the annual rental income to be paid by the tenants subsequent to the acquisition date.